Exhibit 99.2

Andy Schroeder - Vice President Finance and Treasurer March 2008

2 Forward-Looking Statements This presentation contains forward-looking statements and information. These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “will,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “potential,” and other comparable words, regarding future or contemplated performance, transaction, or events, are based on MarkWest’s current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest. Among the factors that could cause results to differ materially are those risks discussed in our Form S-1, as amended, our Annual Report on Form 10-K for the year ended December 31, 2007, and our Quarterly Reports on Form 10-Q, as amended, each as filed with the SEC. You are also urged to carefully review and consider the cautionary statements and other disclosures, including those under the heading “Risk Factors,” made in those filings, which identify and discuss significant risks, uncertainties and various other factors that could cause actual results to vary significantly from those expressed or implied in the forward-looking statements. If any of the uncertainties or risks develop into actual events, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and our business, financial condition, or results of operations could be materially adversely affected. Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations, and financial condition, include, but are not limited to: ¦ Fluctuations and volatility of natural gas, NGL products, and oil prices; ¦ A reduction in natural gas or refinery off-gas production which we gather, transport, process, and/or fractionate; ¦ A reduction in the demand for the products we produce and sell; ¦ Financial credit risks / failure of customers to satisfy payment or other obligations under our contracts; ¦ Effects of our debt and other financial obligations on our future financial or operational flexibility; ¦ Construction, procurement, and regulatory risks in our development projects; ¦ Hurricanes, fires, and other natural and accidental events impacting our operations; ¦ Terrorist attacks directed at our facilities or related facilities; ¦ Changes in and impacts of laws and regulations affecting our operations; and ¦ Failure to integrate recent or future acquisitions.

3 Non-GAAP Measures This presentation utilizes the Non-GAAP financial measures of Adjusted EBITDA and Distributable Cash Flow . We define Adjusted EBITDA as net income or loss before interest, provision for income taxes, depreciation and amortization expense, non-cash compensation expense, and non-cash unrealized derivative gain / loss . Adjusted EBITDA is not a measure of performance calculated in accordance with GAAP, and should not be considered in isolation or as a substitute for net income, income from operations, or cash flow as reflected in our financial statements. Adjusted EBITDA is presented because such information is relevant and is used by management, industry analysts, investors, lenders, and rating agencies to assess the financial performance and operating results of our fundamental business activities. Management believes that the presentation of Adjusted EBITDA is useful to lenders and investors because of its use in the midstream natural gas industry and for master limited partnerships as an indicator of the strength and performance of our ongoing business operations. Additionally, management believes that Adjusted EBITDA provides additional and useful information to our investors for trending, analyzing, and benchmarking our operating results from period to period as compared to other companies that may have different financing and capital structures. The presentation of Adjusted EBITDA allows investors to view our performance in a manner similar to the methods used by management and provides additional insight to our operating results. In general, we define Distributable Cash Flow as net income or loss plus (i) depreciation, amortization, and accretion expense; (ii) non-cash earnings from unconsolidated affiliates; (iii) contributions to unconsolidated affiliates net of growth capital expenditures; (iv) non-cash compensation expense; (v) non-cash derivative activity; (vi) gains and losses on the sale of assets; and (vii) the subtraction of sustaining capital expenditures. Distributable Cash Flow is a significant liquidity metric used by our senior management to compare basic cash flows generated by us to the cash distributions we expect to pay partners. Distributable cash flow is also an important Non-GAAP financial measure for our limited partners since it serves as an indicator of our success in providing a cash return on investment. Distributable cash flow is also a quantitative standard used by the investment community with respect to publicly traded partnerships such as ours because the value of a partnership unit is in part measured by its yield (which in turn is based on the amount of cash distributions a partnership pays to a unit holder). The GAAP measure most directly comparable to Distributable Cash Flow and Adjusted EBITDA is net income. Please see the Appendix for our calculations of Adjusted EBITDA and Distributable Cash Flow along with the appropriate reconciliations.

4 ¦ MarkWest Overview ¦ Summary of Merger ¦ Energy Partners Overview . Asset Overview . Proven results . Diversified operations . Strategic investments drive increasing returns  2008 Guidance and Key Assumptions ¦ Investment Highlights Agenda

5 MarkWest Energy Partners Overview MWE: The Assets ¦ Southwest Business Unit East Texas gathering and processing system Oklahoma gathering and processing systems Centrahoma processing JV Lateral pipelines to power plants 12 Other Southwest gathering systems ¦ Gulf Coast Business Unit Javelina processing facility Starfish offshore pipeline JV ¦ Northeast Business Unit Strategically located processing and fractionation facilities in Appalachian basin Interstate crude oil pipeline in Michigan Gas transmission and processing facilities in Western Michigan MWE: The Company ¦ Growth-oriented, customer-focused midstream company committed to provide superior and sustainable returns for our unitholders ¦ Equity: 50.9 million common units (NYSE) ¦ Long-term debt: $725 million ¦ 2007 Adjusted EBITDA: $200.4 million ¦ 2007 Annualized Distribution: $2.28 per common unit ¦ Market cap (3/20/08): $1.7 billion ¦ Enterprise Value (3/20/08): $2.3 billion

Merger Overview

7 Summary of Merger ¦ Merger of MarkWest Energy Partners and MarkWest Hydrocarbon closed in February 2008 for consideration of approximately $740 million  The merger consideration included the issuance of 15.5 million new common units of Energy Partners and approximately $241 million of cash ¦ The incentive distribution rights were eliminated through the exchange of 22.5 million Energy Partners Class A units for the limited partner and general partner interests ¦ The Energy Partners management team will manage the combined company ¦ The Board of Directors of Energy Partners will be elected annually by the unitholders ¦ Energy Partners common units are owned 83 percent by the public and 17 percent by employees and directors

8 Post-Merger Corporate Structure Current Ownership Structure Pre-Merger Ownership Structure Public 34.3 MM MWE Common Units MarkWest Energy GP, L.L.C. MarkWest Energy Partners, L.P. 39.4 MM Total Common Units 2.0% G.P. Interest and IDRs MarkWest Hydrocarbon, Inc. 4.9MM MWE Common Units 89.7% Officers / Directors 0.2 MM MWE Common Units 5.5 MM MWP Common Stock 10.3% 12.2% L.P. Interest 0.5% L.P. Interest 85.3% L.P. Interest Public 6.5MM MWP Common Stock 53.9% 46.1% MarkWest Energy Partners, L.P. 50.9 MM Total Common Units Public 84.2% L.P. Interest MarkWest Operating Subsidiaries MarkWest Energy GP, L.L.C. 99% Interest 100% Interest MarkWest Operating Subsidiaries Officers / Directors 15.8% L.P. Interest 1% Interest MarkWest Hydrocarbon, Inc. MWE Class A Units

9 Pro-Forma DCF per Unit Analysis for Merger (in millions of $ and units) DCF 162,611 $ Units GP LP Common Units (2) 50,876 69.3% Distributed (1) 110,082 $ 29,582 $ 80,500 $ Class A 22,500 30.7% Total Limited 73,376 Undistributed 52,529 $ 26,265 $ 26,265 $ Class A Common 55,847 $ DCF from MWE operations 193,000 $ 193,000 $ 30.7% 69.3% Total DCF Allocable to Common Units 106,765 $ 59,181 $ 133,819 $ Common Units 35,496 DCF / Common Unit 3.01 $ Class A Distributable Cash Flow 59,181 $ Hydrocarbon EBITDA 17,700 Interest Expense (18,750) Current Income Tax (3) (11,920) Hydrocarbon Cash Flow / Dividend 46,211 $ 46,211 Total DCF Allocable to Common Units 180,030 $ Common Units (2) 50,876 DCF / Common Unit 3.54 $ (1) Based on 2007 actual distribution (2) as of March 7, 2008 (3) 37.49% effective rate on $29,095 taxable income, including K-1 from Class A Units MarkWest Hydrocarbon 2007 Actual Results, without Merger 2008 Forecast, Pro-forma for Merger DCF Allocation DCF Allocation

10 Pipeline / Midstream MLP Cost of Equity 3.86% 5.28% 0.10% 0.11% 0.11% 0.11% 0 .24% 0.12% 0.0 0% 0.17% 0.15% 0.00% 0.3 9% 0.60% 1 .12% 0.38% 1.19% 1.58% 1.40% 0.11% 0.8 4% 1.04% 1.26% 1.03% 0.6 4% 2.0 6% 3 .06% 1 .65% 2 .29% 0.2 8% 2 .99% 3.30% 3 .47% 0.2 3% 4.23% 0 .24% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% KGS EPB SGLP SEP GEL RGN CPNO NGLS WMZ MWE* TLP HEP EPD BWP WPZ HLND OKS DEP TCLP NS DPM EEP MMLP SXL MMP TPP PAA GLP MWE BPL XTEX CQP ETP EROC KMP APL Market Yield General Partner 11.74% 7.50% 11.15% 7.78% 7.56% 7.49% 9.94% 8.32% 6.75% 9.03% 7.64% 8.50% 8.02% 8.70% 7.38% 6.99% 7.31% 8.01% 7.6 9% 7.49% 6.99% 6.39% 7.09% 5.64% 5.47% 5.1 0% 5.3 3% 7.54% 6.8 2% 7.70% 8.09% 8.17% 6.04% 5.25% 7.14% 9.3 8% Cost of Equity * Post transaction, market data as of March 20, 2008. Cost of equity reduction = 2.99% Source: RBC Capital Markets

11 Financial Benefit of Merger $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 YR1 YR2 YR3 YR4 YR5 Pro-forma pre merger Pro-forma with merger Incremental DCF per Common Unit Impact of $300 million in annual capital investments

Energy Partners Overview

Geographic Footprint



- **East Texas**
  - 440 MMcf/d gathering capacity
  - 200 MMcf/d processing plant
- **Western Oklahoma**
  - 145 MMcf/d gathering capacity
  - 100 MMcf/d processing plant
- **Southeast Oklahoma**
  - 300 MMcf/d gathering capacity
  - Centrahoma processing JV
- **Other Southwest**
  - 12 gas gathering systems
  - 3 lateral gas pipelines
- **Javelina**
  - Gas processing, fractionation, and transportation facilities
- **Michigan**
  - 250-mile interstate crude pipeline
  - 90-mile gas gathering pipeline
  - 35 MMcf/d gas processing plant
- **Appalachia**
  - Four processing plants with combined 295 MMcf/d processing capacity
  - 600K Gal/d NGL fractionation facility
  - 11 million gallon NGL storage facility
  - 80-mile NGL pipeline
- **Starfish (50% equity ownership)**
  - West Cameron dehydration facility
  - 1.2 Bcf interstate pipeline

13

MARKWEST

14 (1) Adjusted for the 2:1 unit split effective on February 28, 2007. (2) From year ended December 31, 2002, to LTM as of December 31, 2007. See slide 26 for reconciliation of Adj. EBITDA to Net Income. (3) As of December 31, 2007. Proven Results Since IPO $85.9 million $1,392.8 million(3) +1,521% Total Assets $11.0 million $200.4 million(2) Adjusted EBITDA +1,722% $1.00 $2.28 Annualized Distribution(1) +128% $10.25 $30.46 Unit Price(1) +197% IPO (May 2002) Current (March 20, 2008)

15 MWE vs. Alerian Index -50.0% 0.0% 50.0% 100.0% 150.0% 200.0% 250.0% 300.0% May-02 Nov-02 May-03 Oct-03 Apr-04 Oct-04 Apr-05 Oct-05 Mar-06 Sep-06 Mar-07 Sep-07 Mar-08 MWE 197.2% AMZ 55.8%

Distribution Growth Since IPO


128% Distribution Growth since
IPO in May 2002
(16% CAGR)
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
3Q02
4Q02
1Q03
2Q03
3Q03
4Q03
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07

Common Unit Distribution

16

MARKWEST

17 “MarkWest Energy Named #1 in Natural Gas Midstream Services Customer Satisfaction” Most Recent EnergyPoint Research, Inc. Customer Satisfaction Survey Growth Driven by Customer Satisfaction

18 Keep-Whole 7% POP&NGL 61% Fee-Based 32% Diversified Operations Oklahoma 25% Appalachia 10% Other Southwest 7% Michigan 3% Javelina 25% East Texas 30% (1) As defined in our Annual Report on Form 10-K, Net Operating Margin is calculated as total revenues less purchased product costs. (2) Keep-whole exposure largely offset by long natural gas position derived from POI and natural gas contracts. POI & Natural Gas 0% (2) Net Operating Margin(1) for the Year Ended 12/31/07 By Geographic Region By Contract Type By Contract Type By Geographic Region

19 Risk Management Program ¦ We have an ongoing hedge program, designed to manage exposure to commodity price risk, which is primarily due to our long NGL position Hedges are executed on a 48-month time horizon, using a combination of collars, swaps, and puts and direct product and crude proxy hedges ¦ On a consolidated basis, MarkWest Energy Partners is approximately 75 percent hedged in 2008 and between 50 percent and 60 percent hedged from 2009 through the fourth quarter of 2011 For 2008 on a post-merger basis, using a NYMEX pricing forecast of approximately $92/BBL, a $1/BBL change in NYMEX crude price results in DCF sensitivity of approximately $1.5 million down to a crude price of $80. At a crude price between $65 and $80, the DCF sensitivity is approximately $1.1 million for every $1/BBL change in crude. At a crude price between $60 and $65, the DCF sensitivity is approximately $0.7 million for every $1/BBL change in crude. For 2008 on a post-merger basis, a $1/MMbtu change in natural gas price results in DCF sensitivity of approximately $1.9 million. ¦ We continue to view Distribution Coverage Ratio as an important component of our overall risk management strategy

20 • Compressor and pipeline expansion $25.3 • Centerpoint connection $7.0 2007 Growth Capex Summary 2007 Total: $308.7 million $221.9 $32.3 $14.3 $13.7 $1.5 $25.0 Southeast Oklahoma Appalachia Other Southwest Javelina Oklahoma East Texas Oklahoma • Compressor additions / other expansion $10.4 • Arapahoe plant expansion $5.0 • Well connects $3.8 • Grimes $3.8 • ANR connection $2.0 • Appleby new compressor/system upgrade $6.9 • Hobbs pipeline expansion $3.0 • Well connects / other expansion $4.4 • C5 enhancement $7.9 • SMR Hydrogen Production Facility $3.0 • Residue pipelines $1.6 • PSA absorbment $1.2 East Texas Other Southwest Javelina • Woodford Shale build-out $221.9 Southeast Oklahoma ($ in millions)

21 2008 Growth Capex Summary 2008 Forecast: $375 million(1) $155 $60 $55 $40 $10 $55 Southeast Oklahoma Appalachia Oklahoma East Texas Javelina Other Southwest • Carthage II Gas Plant $20 • Compressor / pipeline additions $13 • Anadarko expansion $9 • Other expansion $13 Oklahoma • Arapahoe II Gas Plant $12 • Compressor additions $22 • New well connects $6 • New well connects / other expansion $10 • SMR Hydrogen Production Facility $48 • Residue pipelines / other expansion $7 East Texas Other Southwest Javelina Southeast Oklahoma • Arkoma Connector Pipeline $40 • Compressor / pipeline additions $39 • New well connect / other expansion $34 • Canaan Resources CBM expansion $22 • Centrahoma Processing JV acquisition $20 Appalachia • Siloam plant expansion $23 • Boldman plant replacement / pipeline $22 • Cobb plant replacement $13 • Kenova plant expansion $2 (1) Midpoint of 2008 growth capex forecast of $350 million – $400 million ($ in millions)

22 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 2003 2004 2005 2006 2007 2008F $0 $50 $100 $150 $200 $250 $300 2003 2004 2005 2006 2007 2008F Capital Investment $ millions $ millions Adjusted EBITDA* *See slide 26 for reconciliation of Adjusted EBITDA to Net Income. Acquisitions Growth capital Strategic Investments Drive Increasing Return $260MM – $280MM

23 Distributable Cash Flow Summary $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 2004 2005 2006 2007 2008F $37MM $44MM $118MM $163MM $170MM – $190MM $ millions

24 Capital Structure 225.0 Term Loan Pro-forma for Merger As Reported $ 41.7 4.8x 2.8x 47.6% $ 200.4 $ 1,166.8 $ 611.3 $ 555.5 275.0 225.0 55.5 $ 26.5 As of December 31, 2007 $ 49.8 3.5x 3.0x 53.8% $ 175.8 $ 979.5 $ 452.6 $ 526.9 271.9 225.0 30.0 $ 34.4 As of December 31, 2006 As of December 31, 2007 ($ in millions) 3.9x Adjusted EBITDA(1) / Interest Expense $ 56.4 Interest expense 46.0% Total Debt / Capitalization 3.5x Total Debt / LTM Adjusted EBITDA(1) $ 1,689.9 Total Capitalization $ 777.5 Total Debt 275.0 8-1/2% Senior Notes due 2016 $ 912.4 Total Partners' Capital 225.0 6-7/8% Senior Notes due 2014 52.5 Credit Facility $ 220.9 Adjusted EBITDA(1) $ 10.5 Cash (1) Adjusted EBITDA calculated in accordance with Credit Facility covenants. —

25 (5.3) (5.3) Non-cash losses from unconsolidated affiliates 10.8 (9.4) Distributions from (contributions to) unconsolidated affiliates, net of growth capital 13.0 15.2 Non-cash compensation expense 7.6 (0.2) (Gain) loss on disposal of property, plant and equipment 1.48x $ 110.1 $ 162.6 (3.6) 3.2 62.4 57.3 $ 17.2 Year ended December 31, 2007 1.59x $ 74.0 $ 117.9 (2.3) 9.9 (6.2) 46.1 $ 70.1 Year ended December 31, 2006 ($ in millions) Depreciation, amortization, accretion, and impairments Non-cash derivative activity Distribution coverage ratio Distributions paid Maintenance capital expenditures Distributable cash flow (DCF) Other (1) Net income Distribution Coverage (1) Includes : Amortization of deferred financing costs and the provision for income tax.

26 (7.6) 0.2 Gain (loss) on disposal of property, plant and equipment $ 70.1 (15.2) 6.2 (49.8) (0.8) (46.1) $ 175.6 Year ended December 31, 2006 $ 17.2 (13.0) (62.4) (41.7) (1.2) (57.3) $ 200.4 Year ended December 31, 2007 ($ in millions) Interest expense Taxes Non-cash derivative activity Depreciation, amortization, accretion and impairments Non-cash compensation expense Net Income Adjusted EBITDA Reconciliation of Adjusted EBITDA to Net Income

27 2008 Guidance and Key Assumptions ¦ 2008 Financial Guidance . Distributable cash flow of $170 million to $190 million . Growth capital expenditures of $350 million to $400 million . Our current 2008 DCF guidance would allow for an increase in distributions of 15% to 20% to our common unitholders, with a coverage ratio in excess of 1.3x

28 Investment Highlights ¦ High-quality, diverse portfolio of midstream assets serving very prolific natural gas basins in the US ¦ Ranked #1 in customer satisfaction for natural gas midstream services ¦ Top quartile for total return in 2007, with significant identified growth projects for 2008 ¦ One of two MLPs without incentive distribution rights, resulting in one of the lowest costs of capital in the industry ¦ Successful track record of accretive acquisitions and organic growth ¦ Experienced management team with significant alignment of interests with unitholders ¦ Superior and sustainable distribution growth

1515 Arapahoe Street Tower 2 Suite 700 Denver, CO 80202 Phone: 303-925-9200 Investor Relations: 866-858-0482 Email: investorrelations@markwest.com Website: www.markwest.com